Investor Presentation 3rd Quarter 2009 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
"anticipates," "believes," "expects," "intends," "plans," "estimates," "targets,"
"projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict.
Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-
looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry;
adverse economic conditions; operating and financial restrictions imposed by our senior credit facilities and other indebtedness; our cash and capital requirements;
declining prices for our services;

Special Note Regarding Forward-Looking Statements
(cont.)
the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel ("Sprint"); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors and the transition of our prepay billing services to a new vendor; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual
Reports filed on Forms 10-K.

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia and West
Virginia
•
Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Leverage brand
•
Leverage common cost
•
Wireless revenue 5-year CAGR of 15%
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes CLECs with double digit strategic high-speed broadband product revenue growth and RLECs with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by investments in cell sites, fiber network upgrades and acquisitions and new enhanced Prepay subscriber functionality
•
Strong growth in Free Cash Flows

PA
MD
OH
WV
KY
VA
TN
NC
Huntington
Charleston
Charlottesville
Richmond
Lynchburg
Roanoke
Newport News
Hampton
Norfolk
Virginia Beach
Portsmouth
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) As of September 30, 2009 or for the twelve months ended September 30,
2009
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the twelve month periods ending on September 30, 2008 and September 30, 2009
(3) Refer to Form 10-Q for the period ended September 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
•
Average of 23.0 MHz of spectrum
•
5.5 million covered POPs
•
438K
(1)
retail subscribers (YoY increase of 3%)
•
7% YoY Revenue growth
(3)
•
Retail revenues increased 2% YoY to $308
million
•
Data ARPU growth driven by EV-DO upgrade
and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) increased 19% YoY to $120 million
•
5% YoY Adjusted EBITDA growth
•
39% YTD Adjusted EBITDA margin
Wireless ($428 Revenue / $164 Adj. EBITDA)
(1) (2)

Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
ACC Fiber
ILEC
Future nTelos Fiber Network
POP Location
PA
OH
WV
MD
KY
VA
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
State College
Altoona
Weirton
Pittsburgh
Greensburg
Johnstown
Wheeling
Washington
Uniontown
Carlisle
Chambersburg
Columbus
Morgantown
Fairmont
Cumberland
Martinsburg
Hagerstown
Frederick
Tuscarora
Parkersburg
Clarksburg
Winchester
Leesburg
Ashburn
Washington DC
Ravenswood
Spencer
Sutton
Ashland
Huntington
Charleston
Summersville
Montgomery
Harrisonburg
Warrenton
Culpeper
Madison
Staunton
White Sulphur Springs
Clifton Forge
Lewisburg
Waynesboro
Charlottesville
Covington
Lexington
Beckley
Troutville
Lynchburg
Salem
Richmond
Bluefield
Tazewell
Blacksburg
Radford
Roanoke
Christiansburg
Rocky Mount
Farmville
Wytheville
Abingdon
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Wireline: Repositioning as High Speed Data Provider
(1)
($ in millions)
(1) Assumes closing on acquisition of assets from Allegheny Energy, Inc. on or about year-end; closing remains subject to regulatory approval and customary closing terms and conditions; see press release dated October
6, 2009 available on the Company’s website
(2) As of September 30, 2009 or for the twelve months ended September 30,
2009
(3) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on September 30,
2008 and September 30, 2009
•
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
15% YoY growth in strategic broadband and video
services
•
42% YTD Adjusted EBITDA margin
•
Acquisition of 2,200 fiber route mile assets of Allegheny
Energy, Inc. with nearly double the network (1)
25 new markets
50% more colleges and universities
25% larger population than existing markets
•
RLEC - Growth in Data and Video
•
98% DSL coverage with 6 MB speed
•
20% IPTV penetration of homes passed with fiber; 32%
penetration of homes passed in vintage neighborhoods
Wireline ($125 Revenue / $71 Adj. EBITDA)
(2) (3)

$343
$392
$440
$500
$536
$551
0
100
200
300
400
500
$600
2004 2005 2006 2007 2008 2009G
8
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adj. EBITDA/
Margin %
Strong financial performance
(2)
(1) Throughout this presentation, Free Cash Flow is defined as Consolidated Adjusted EBITDA less CAPEX
(2) Based on Midpoint of guidance range of $549 million to $553 million
(3) Based on Midpoint of guidance range of $227 million to $230 million
(4) Based on Midpoint of guidance range of Adjusted EBITDA and CAPEX range of $107 million to $108 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2004 to 2008.
Free Cash Flow
(1)
(3)
(4)
$121
$147
$172
$203
$223
$228
35%
37%
39%
41%
42%
41%
0
50
100
150
200
$250
2004 2005 2006 2007 2008 2009G
$61
$58
$86
$93
$91
$121
0
25
50
75
100
125
$150
2004 2005 2006 2007 2008 2009G

$66
$90
$112
$142
$159
$163
28%
32%
35%
38%
39%
38%
0
50
100
150
$200
2004 2005 2006 2007 2008 2009G
9
(2)
Revenue
(1)
Network Upgrade and Data Drives Wireless Growth
($ in millions)
Adjusted EBITDA/Margin %
(3)
(1) Refer to Form 10-Q for the period ended September 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(2) Based on Midpoint of guidance range of $425 million to $427 million for total wireless revenue and
$116 million to $118 million for combined wholesale and roaming revenues
(3) Based on Midpoint of guidance range of $162 million to $164 million
Retail Wholesale
Roaming
$183
$217
$244
$282
$305
$309
$51
$62
$77
$95
$104
$113
$3
$
235
0
100
200
300
400
$500
2004 2005 2006 2007 2008 2009G
$426
$235
$280
$322
$412
$378
$ 4

5% Growth

$150
100
50
0
$122
$126
3% Growth
40%
39%
9 Mo 2008
9 Mo 2009

$229
$232
$75
$86
$2
$4
0
100
200
300
$400
9 Mo 2008 9 Mo 2009
$306
$322
10
Revenue
(1)
YTD 2009 over YTD 2008 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-Q for the period ended September 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Retail
Wholesale
Roaming

Catalysts for Sales Growth
•
NTELOS brand positioned as the “Best Value
in Wireless”
•
Leveraging extensive retail presence – 80%
of sales through direct channels
•
The most complete nationwide coverage with
no roaming
•
EV-DO network upgrade: All of scheduled
sites completed at 6/30/09
•
Emphasis on Postpay plans
Expansion of data products and services
Enhanced handset lineup
•
FRAWG Unlimited prepay in VA East urban
markets
Gross adds exceeding expectations
84% of gross adds at the two highest
price tiers of $40 and $50
Postpay
Prepay
Gross Adds
Churn
9 Mo 2008 9 Mo 2009
Postpay 1.9%                           2.2%
Total         2.8%                         3.2%
81
85
88
96
0
50
100
150
200
LTM 9/30/08 LTM 9/30/09
181
169

BlackBerry
Curve 8330
LG 300
Motorola
W385
Data
Card
QWERTY
Feature
EV-DO
Feature 1X
Value
Smartphone
Touch
Nokia
1606
Motorola
VE465
Motorola Hint
QA30
Samsung
SCH-r810
Finesse
BlackBerry
Flip 8230
Samsung
SCH-r350
Freeform
LG 265
Script
LG 840
Spyder II
LG 700
Volt
November
Samsung
SCH-r600
LG 370
Force
HTC Snap
December
Franklin
Wireless
U210
November
Novatel
MC760
Axesstel
MV440
Kyocera
S1300
Melo
HTC Hero
Android
November
Samsung
SCH-r520
Trill
November
LG 9600
December
Motorola
W845
Quantico
December
BlackBerry
Tour 9630
December
Planned Device Line-up 4Q09
Planned Device Line-up 4Q09

600
450
300
150
0
5% CAGR
396
427
438
110
123
130
286
304
308
9/30
2007
9/30
2008
9/30
2009

$49 .06
$47 .40 $47.52
$44 .74
$7.18
$9.83
$7.26
$9.02
$56.24
$57 .23
$54.78
$53 .76
0
25
50
$75
9 Mo
2008
Post
9 Mo
2009
Post
9 Mo
2008
Total
9 Mo
2009
Total
13
Successful Growth in Subscribers and ARPU
Retail ARPU
(1)
NTELOS Branded Subscribers (000s)
(1) Refer to Form 10-Q for the period ended September 30, 2009 for explanation of change in reporting of data services and data ARPU
(2) Pro forma; refer to Form 10-Q for the period ended September 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008; see Appendix for presentation of actual ARPU
Data
(2)
Postpay
Prepay
(2)

Retail Locations
90
80
70
60
50
40
30
20
10
0
79
22
28
29
49
11
14
24
37
5
4
28
32
15
6
11
27
5
4
18
24
NTELOS
Alltel
Sprint Nextel
AT&T
Verizon Wireless
T-Mobile
VAE
VAW
WVA

Smart Phone & Data Card %

$349
$353
15.0%
29.0%
0
10
20
30
40
50%
0
100
200
300
$400
9 Mo 2008 9 Mo 2009
14
Direct Distribution Model Improves Customer
Satisfaction
Extensive Retail Presence
(1)
CPGA ($)/Smart Phone & Data
Card %
(2)
-YTD
(1) As of December 31, 2008 for all competitors; as of September 30, 2009 for NTELOS
(2) Represents Smart Phone & Data Card sales as a % of Postpay Gross Adds

$51
$62
$77
$95
$104
$113
0
50
100
$150
2004 2005 2006 2007 2008 2009G
15
Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages NTELOS’ Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Data usage
•
529% growth in travel data usage
since EV-DO launched
•
825% growth in home data usage
since EV-DO launched
($ in millions)
High Growth, Attractive Margin Revenue Stream
(1) Excludes roaming

Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
ACC Fiber
ILEC
Future nTelos Fiber Network
POP Location
Erie
Meadville
Youngstown
Mercer
Butler
State College
Weirton
Pittsburgh
Greensburg
Altoona
Johnstown
Wheeling
Washington
Uniontown
Carlisle
Chambersburg
Columbus
OH
Morgantown
Fairmont
Cumberland
Hagerstown
Martinsburg
MD
Frederick
Tuscarora
Parkersburg
Clarksburg
Winchester
Leesburg
Ashburn
Washington DC
Ravenswood
Spencer
Sutton
WV
Warrenton
Culpeper
Harrisonburg
Madison
Ashland
Charleston
Summersville
Huntington
Montgomery
Staunton
White Sulphur Springs
Clifton Forge
Lewisburg
Waynesboro
Charlottesville
KY
Beckley
Covington
Lexington
VA
Richmond
Salem
Troutville
Lynchburg
Bluefield
Tazewell
Blacksburg
Radford
Roanoke
Farmville
Christiansburg
Rocky Mount
Abingdon
Wytheville
Bristol
Danville
Martinsville
South Boston
Kingsport
TN
NC
Johnson City
Greensboro

Greensboro, NC
(1) Assumes closing on acquisition of assets from Allegheny
Energy, Inc. on or about year-end; closing remains subject
to regulatory approval and customary closing terms and
conditions; see press release dated October 6, 2009
available on the Company’s website
(2) As of September 30, 2009 or for the twelve months ended
September 30, 2009
($ in millions)
Data Driving Wireline Growth
(1)
RLEC  ($59 Revenue / $44 Adj. EBITDA)
(2)
Competitive
($67 Revenues / $27 Adj. EBITDA)
(2)
•
Revenue growth of 5% YoY
•
Adjusted EBITDA growth of 12% YoY
•
42% YTD Adjusted EBITDA margin
•
Strategic Broadband and Video revenue
growth of 18% YOY to $36 million
•
2,500 mile existing fiber network; 2,200
mile Allegheny fiber network being
acquired
(1)
•
New fiber route from Charlottesville to
Ashburn, VA: Connectivity to internet hub
and adds 3 new key markets
•
Fiber swap: Winchester to Ashburn, VA and
segments from Beckley to Clarksburg, WV
•
Repositioning assets (data/video)
•
Adjusted EBITDA growth YoY
•
Broadband customer penetration at 50%
•
IPTV Launched in Q307
•
Continued strong Adjusted EBITDA margin

$80
60
40
20
0
$59
$62
$65
$65
$69
$72
$40
$43
$47
$44
$44
56%
56%
56%
54%
56%
57%
$19
$19
$18
$21
$25
2004
2005
2006
2007
2008
2009G
(2)

$33
$37
$41
$46
$52
$18
$17
$15
$15
$11
$56
$57
$61
$61 $60
0
50
100
$150
2004 2005 2006 2007 2008 2009G
$125
$107
$111
$117
$123
$122
17
Adjusted EBITDA/Margin%
Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $124 million to $126 million
(2) Based on Midpoint of guidance range of $71 million to $72 million
Note: Competitive - Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.
Competitive
- Strategic
Competitive
- Other
RLEC Competitive
RLEC

Penetration
Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
Video – Neighborhoods open in Q1-08
Broadband – Customer Penetration
(1) Revenue before intercompany eliminations
(1)
$
$14.7
$19.8
$24.8
$30.8
17.2%
28.0%
37.6%
45.8%
51.6%
2005 2006 2007 2008 3Q09
0
15
30
2005 2006 2007 2008
Data/IP Transport/Wireless Transport
3.5%
14.4%
20.7%
25.0%
28.9%
31.8%
32.4%
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09

$39
$42
$9
$8
$44
$44
0
50
$100
9 Mo 2008 9 Mo 2009
$92
$94
19
Adjusted EBITDA/Margin% Revenue
YTD 2009 over YTD 2008 Strong, Stable Cash Flow
($ in millions)
Competitive
- Strategic
Competitive
- Other
RLEC

Financial Overview

Wireless   Wireline   Other

Wireless Drives Revenue Growth
Total Revenue
(1)
($ in millions)
YTD Revenue
(1)
(1) Refer to Form 10-Q for the period ended September 30, 2008 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
(2) Based on Midpoint of guidance range for Consolidated Revenue of $549 million to $553 million
(2)
$306
$322
$92
$ 94
0
100
200
300
400
$500
9 Mo 2008 9 Mo 2009
$398
$416
$235
$280
$322
$ 378
$ 412
$426
$ 107
$111
$117
$122
$123
$125
0
150
300
450
$600
2004 2005 2006 2007 2008 2009 G
Wireless CAGR =  15%
Wireline CAGR  =   4%
$500
$440
$392
$343
$536
$551

$122
$126
$52
$54
$170
$175
(5)
50
105
160
$215
9 Mo 2008 9 Mo 2009
Wireless   Wireline   Other
22
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $227 million to $230 million
(1)
$66
$90
$112
$142
$159
$162
$59
$62
$65
$65
$69
$72
$121
$147
$172
$203
(15)
30
75
120
165
210
$255
2004 2005 2006 2007 2008 2009G
Wireless CAGR =  25%
Wireline CAGR  =  4%
$228
$223

$61
$58
$86
$93
$91
$121
0
25
50
75
100
125
$150
2004 2005 2006 2007 2008 2009G
23
Accelerating Consolidated Free Cash Flow
Free Cash Flow Consolidated CapEx
($ in millions)
(1) (2)
(1) Based on midpoint of guidance ranges
(2) Included in 2009G for Other CAPEX is an expected investment of between $10 million and $12 million for a new wireless prepay billing platform and a web portal
(1)
Wireless   Wireline
Other
Discretionary, Incremental EVDO Investment
& Strategic Fiber Builds
$36
$41
$32
$37
$31
$35
$19
$20
$21
$25
$35
$37
$5
$8
$6
$7
$9
$19
$20
$28
$41
$57
$16
0
50
100
$150
2004 2005 2006 2007 2008 2009G
$89
$60
$107
$87
$110
$132

Cash Flows Guidance
($ in millions)
2009G
(1)
Adjusted EBITDA $   228
Less CAPEX 107
Free Cash Flow $   121
Less:
Cash Interest, net of interest income 30
Cash Taxes 10
Cash Flows, net before dividends and debt payments $      81
Less:
Cash Dividends ($0.26 per share per qtr) 44
Scheduled 2009 Debt Payments 5
Allegheny Purchase
(2)
27
Add:
Refinancing Proceeds
(3)
4
Cash Flows, net
(4) (5)
$       9
Cash on Hand at December 31, 2008 $     66
(1)
Based on midpoint of guidance ranges
(2)
Assumes acquisition closes by 12/31/09
(3)
Refinancing net of debt issuance and closing costs, swap termination and origination issue discount
(4)
Before adjustments for changes in working capital
(5)
Before use of cash for stock repurchase in 2009 of up to $40 million and purchase of fiber network

Capitalization
($ in millions)
(1) Based on midpoint of guidance ranges
(2) Before adjustments for changes in working capital and use of cash for stock repurchase in 2009 of up to $40 million
2009
Guidance
(1)
Adjusted EBITDA
$      203.0 $      223.1 $      228.5
Cash $       53.5 $       65.7 $       75.0
(2)
1st lien senior secured credit facility $      612.9 $      606.5 $      634.4
Capital leases             1.3             1.4             1.5
   Total Debt $      614.2 $      607.9 $      635.9
Total Debt Leverage Ratio 3.03x 2.72x 2.78x
Net Debt (total debt less cash)
$      560.7 $      542.2 $      560.9
(2)
Net Debt Leverage Ratio 2.76x 2.43x 2.45x
(2)
    2007A     2008A

Summary
•
Consistently Strong Financial Performance
•
Numerous Catalysts for Sustainable Growth
•
Focused on Long-term Net Income and Free Cash Flow Growth
•
Diversified Business Model
•
Network Upgrade Drives Wireless Growth
•
Data Revenue Growth
•
High-Margin Wholesale Revenue
•
Strong Performing and Growing Regional Wireline Business Focused
on Data Provision
•
Scalable Systems for Continued Expansion
•
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2008 2009
Consolidated
Operating Income $55 $53 $61 $100 $115 $87 $102
Depreciation and Amortization 65 83 85 97 103 79 69
Capital and Operational Restructuring
Charges 1 15 - - - - -
Accretion of Asset Retirement Obligations - 1 1 1 1 1 1
Advisory Termination Fees - - 13 - - - -
Gain on Sale of Assets - (9) - - - - -
Secondary Offering Costs - - - 1 - - -
Non-cash Compensation Charge - 4 13 4 3 2 3
Voluntary Early Retirement Plan Charge - - - - 1 1 -
Adjusted EBITDA $121 $147 $172 $203 $223 $170 $175
9 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2004 2005 2006 2007 2008 2008 2009
Wireless
Operating Income $21 $32 $53 $71 $85 $63 $77
Depreciation and Amortization 44 57 58 70 73 58 48
Accretion of Asset Retirement Obligations 1 1 1 1 1 1 1
Adjusted EBITDA $66 $90 $112 $142 $159 $122 $126
Wireline
Operating Income $39 $36 $39 $38 $41 $31 $33
Depreciation and Amortization 20 25 26 27 27 20 21
Voluntary Early Retirement Plan Charge - - - - 1 1 -
Adjusted EBITDA $59 $61 $65 $65 $69 $51 $54
9 months ended

ARPU
(1)
Reconciliation
($ in thousands, except for subscribers and ARPU data)
Nine Months Ended:
9/30/2008 9/30/2009
(1) Refer to Form 10-Q for the quarter ended September 30, 2009 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008
Three  Months Ended:
9/30/2008 9/30/2009
Operating Revenues 135,074 $               135,686 $               398,128 $          416,351 $
Less: Wireline and other operating revenue (31,180) (31,460) (92,371) (94,061)
Wireless communications revenue 103,894 104,226 305,757 322,290
Less: Equipment revenue from sales to new customers (1,665) (1,525) (9,196) (4,408)
Less: Equipment revenue from sales to existing customers (4,131) (4,788) (8,710) (14,537)
Less: Wholesale revenue (27,307) (28,507) (76,674) (89,870)
Less: Other revenues, eliminations and adjustments (290) 856 (452) 51
Wireless gross subscriber revenue 70,501 $                  70,262 $                  210,725 $          213,526 $
Less:  Paid in advance subscriber revenue (18,526) (15,535) (58,867) (51,784)
Plus: adjustments 313 (1,121) 174 (870)
Wireless gross postpay subscriber revenue
52,288 $                  53,606 $                  152,032 $          160,872 $
Average subscribers 426,552 440,052 421,637 441,287
Total ARPU 55.09 $                    53.22 $                    55.53 $              53.76 $
Average postpay subscribers 301,264 310,601 296,359 312,348
Postpay ARPU 57.85 $                    57.53 $                    57.00 $              57.23 $
Wireless gross subscriber revenue 70,501 $                  70,262 $                  210,725 $          213,526 $
Less: Wireless voice and other feature revenue (60,871) (57,942) (183,179) (177,686)
Wireless data revenue
9,630 $                    12,320 $                  27,546 $            35,840 $
Average subscribers 426,552 440,052 421,637 441,287
Total Data ARPU
7.53 $                      9.33
$
7.26 $               9.02 $
Wireless gross postpay subscriber revenue 52,288 $                  53,606
$
152,032 $          160,872 $
Less: Wireless postpay voice and other feature revenue (45,119) (44,047) (132,868) (133,228)
Wireless postpay data revenue
7,169 $                    9,559 $                    19,164 $            27,644 $
Average postpay subscribers 301,264 310,601 296,359 312,348
Postpay data ARPU
7.93 $                      10.26 $                    7.18 $               9.83 $

Summary of Operating Results
($ in thousands)
Nine Months Ended:
Three Months Ended:
September 30, 2008 September 30, 2009 September 30, 2008 September 30, 2009
Operating Revenues
Wireless PCS Operations 103,894 $                  104,226 $                  305,757 $                  322,290 $
Wireline Operations
RLEC 15,078 14,395 44,435 43,543
Competitive Wireline 15,979 16,944 47,515 50,154
Wireline Total 31,057 31,339 91,950 93,697
Other 123 121 421 364
135,074 $                  135,686 $                  398,128 $                  416,351 $
Operating Expenses
Wireless PCS Operations 63,285 $                    65,106 $                    183,992 $                  196,363 $
Wireline Operations
RLEC 4,009 3,326 11,743 10,792
Competitive Wireline 9,920 9,446 28,627 29,129
Wireline Total 13,929 12,772 40,370 39,921
Other 1,470 1,170 4,243 5,041
78,684 $                    79,048 $                    228,605 $                  241,325 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 40,609 $                    39,120 $                    121,765 $                  125,927 $
Wireline Operations
RLEC 11,069 11,069 32,692 32,751
Competitive Wireline 6,059 7,498 18,888 21,025
Wireline Total 17,128 18,567 51,580 53,776
Other (1,347) (1,049) (3,822) (4,677)
56,390 $                    56,638 $                    169,523 $                  175,026 $
Capital Expenditures
Wireless PCS Operations 31,334 $                    7,759 $                      61,703 $                    42,381 $
Wireline Operations
RLEC 3,918 3,636 11,519 10,498
Competitive Wireline 5,200 5,914 17,613 21,270
Wireline Total 9,118 9,550 29,132 31,768
Other 974 4,161 7,321 16,863
41,426 $                    21,470 $                    98,156 $                    91,012 $
Adjusted EBITDA less Capital Expenditures
(a non-GAAP measure)
Wireless PCS Operations 9,275 $                      31,361 $                    60,062 $                    83,546 $
Wireline Operations
RLEC 7,151 7,433 21,173 22,253
Competitive Wireline 859 1,584 1,275 (245)
Wireline Total 8,010 9,017 22,448 22,008
Other (2,321) (5,210) (11,143) (21,540)
14,964 $                    35,168 $                    71,367 $                    84,014 $
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, non-cash compensation and voluntary early retirement program charges, a non-GAAP Measure of operating expenses)